NASDAQ: EBTX Investor Presentation May 8, 2009 Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements are described under “Risk Factors” in the Company’s Annual Report on Form
10-K for the year ended December 31, 2008 and other reports and documents filed by the
Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

3 3
•
Company Type: Financial Holding Company
and Wealth Management Organization
•
Headquarters: Houston, Texas
•
Total Assets: $1.6 billion
•
Total Loans: $1.2 billion
•
Total Deposits: $1.1 billion
•
Total Equity: $188 million
•
Tier 1 Risk-Based Capital: 14.83%
•
Assets Under Management: $2.1 billion
•
Private Client Offices: 17
Encore Profile
As of March 31, 2009.

4 4
Operating Philosophy
• Focus on professional firms, privately-owned
businesses, investors and affluent individuals
• Individual clients generally have a net worth
of between $500,000 and $20 million
• Highly personalized service through private
banker or relationship manager
• Hire and retain experienced financial
professionals
• Arnold Palmer is bank spokesperson

Period-end Balances
$ in millions

ENCOREBANCSHARES, INC.

5 Total Loans & Deposits 1,097 1,179 1,031 908 1,218 1,041 1,101 1,117 0 350 700 1,050 1,400 2006 2007 2008 Q1 2009 Total Loans Deposits

Diversified Loan Mix
Consumer
3.8%
Residential 2nd lien
25.0%
Commercial
10.8%
Home equity lines
6.8%
Commercial real
estate
26.7%
Real estate
construction
7.4%
Residential 1st lien
19.5%
Total Loans: $1.2 billion
March 31, 2009

Loan Portfolio Concentrations – Real Estate
($ in thousands) As of March 31, 2009
Residential Residential Home Percent of
Mortgage- Mortgage- Equity Commercial Real Estate Total
First Lien Second Lien Lines Real Estate Construction Total Loans
Texas 130,454 $     271,003 $       30,710 $   159,205 $      71,251 $          662,623 $     56.2%
Florida 44,289 2,005 11,983 141,490 16,101 215,868 18.3%
Colorado 9,126 7,708 32,469 1,386 - 50,689 4.3%
California 16,635 2,254 2,445 8,623 - 29,957 2.5%
Other  29,477 12,024 2,492 4,386 - 48,379 4.1%
Total 229,981 $     294,994 $       80,099 $   315,090 $      87,352 $          1,007,516 $  85.4%

8 8
Deposit Mix
Time deposits less
than $100,000
18.6%
Money market and
savings
19.3%
Interest checking
15.4%
Time deposits
$100,000 and
greater
29.6%
Noninterest-
bearing deposits
14.3%
Brokered deposits
2.8%
Total Deposits $1.1 billion
March 31, 2009

9 9
Quarterly Highlights
First Quarter 2009 Highlights Include:
• Revenue of $17.3 million improved 4.5% compared with the first quarter of 2008
• Pre-tax, pre-provision earnings grew 47.2% to $4.8 million compared with the first quarter of 2008
• Net interest income of $11.5 million on a fully tax-equivalent basis (TE)
was up 16.8% compared with the first quarter of 2008
• Net interest margin of 3.13% (TE) expanded 19 basis points compared with the first quarter of 2008
• Allowance for loan losses increased to 2.26% of total loans
• Tangible common equity ratio increased to 8.11% from 7.94% at
December 31, 2008

Net Interest Margin
2.46%
2.74%
3.18%
2.94%
3.13%
0.00%
0.90%
1.80%
2.70%
3.60%
2006 2007 2008 Q1 2008 Q1 2009 *
*  On a taxable-equivalent basis in 2009.  Taxable-equivalent amounts in prior years were immaterial.

Net Interest Income
11,537
9,879
44,274
34,175
30,173
0
12,500
25,000
37,500
50,000
2006 2007 2008 Q1 2008 Q1 2009 *
* On a taxable-equivalent basis in 2009.  Taxable-equivalent amounts in prior years were immaterial.

$ in billions

$ in millions

ENCOREBANCSHARES, INC.

12 12
Wealth Management Business
2.7
4.2
0.9
0.4
3.7
0.0
1.3
2.5
3.8
5.0
2006 2007 2008 Q1 2008 Q1 2009
Net Earnings
2.5
2.7
2.1
2.2
2.8
0.0
1.0
2.0
3.0
4.0
2006 2007 2008 Q1 2008 Q1 2009
Assets Under Management

13 Noninterest Expenses 12,470 13,277 50,361 50,607 50,338 0 13,750 27,500 41,250 55,000 2006 2007 2008 Q1 2008 Q1 2009

14 Asset Quality 1.30% 1.22% 2.94% 0.20% 0.50% 0.38% 0.38% 2.56% 1.25% 1.05% 0.00% 1.00% 2.00% 3.00% 4.00% 2006 2007 2008 Q1 2008 Q1 2009 Net Charge-offs/ Avg Loans Non-performing Loans/ Loans

Commercial Loan Delinquencies
0.0%
4.5%
9.0%
13.5%
18.0%
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
30 Day + Delinquencies Trend
1Q09 4Q08  1Q08
EOP Portfolio $ 127,279 $ 135,534 $ 142,259
Net charge-offs ($) $ 214 $ 5,839 $ 220
Net charge-offs (%) 0.66% 17.72% 0.66%
Nonperforming ($) $ 4,617 $ 5,643 $ 853
Nonperforming (%) 3.63% 4.16% 0.60%

Commercial Real Estate Loan Delinquencies
0.0%
4.5%
9.0%
13.5%
18.0%
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
30 Day + Delinquencies Trend
1Q09 4Q08 1Q08
EOP Portfolio $ 315,090 $ 311,909 $ 291,543
Net charge-offs ($) $ 99 $ 751 $ 80
Net charge-offs (%) 0.13% 0.97%   0.11%
Nonperforming ($) $ 13,989 $ 11,267 $ 3,426
Nonperforming (%) 4.44% 3.61% 1.18%

Construction Loan Delinquencies
0.0%
4.5%
9.0%
13.5%
18.0%
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
30 Day + Delinquencies Trend
1Q09 4Q08  1Q08
EOP Portfolio $ 87,352 $ 95,668 $ 97,807
Net charge-offs ($) $ 239 $ 408 $ 9
Net charge-offs (%) 1.06% 1.69% 0.04%
Nonperforming ($) $ 9,193 $ 9,878 $ 1,067
Nonperforming (%) 10.52% 10.33% 1.09%

8.0%
6.0%
4.0%
2.0%
0.0%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
1st Mtg
1st Mtg SBO
1st Mtg Orig

ENCOREBANCSHARES, INC.

Residential First Mortgage Loan Delinquencies
30 Day + Delinquencies Trend
1Q09 4Q08  1Q08
EOP Portfolio $ 229,981 $ 241,969 $ 264,445
Net charge-offs ($) $ 0 $ 124 $ 42
Net charge-offs (%) 0.00% 0.20% 0.06%
Nonperforming ($) $ 6,066 $ 3,581 $ 2,042
Nonperforming (%) 2.64% 1.48% 0.77%

8.0%
6.0%
4.0%
2.0%
0.0%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
2nd Mtg
2nd Mtg SBO
2nd Mtg Orig

ENCOREBANCSHARES, INC.

Residential Second Mortgage Loan Delinquencies
30 Day + Delinquencies Trend
1Q09 4Q08  1Q08
EOP Portfolio $ 294,994 $ 302,141 $ 234,623
Net charge-offs ($) $ 437 $ 307 $ 375
Net charge-offs (%) 0.59% 0.41% 0.70%
Nonperforming ($) $ 256 $ 173 $ 240
Nonperforming (%) 0.09% 0.06% 0.10%

Home Equity Lines of Credit Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
30 Day + Delinquencies Trend
1Q09 4Q08  1Q08
EOP Portfolio $ 80,099 $ 82,555 $ 78,860
Net charge-offs ($) $ 258 $ 474 $ 40
Net charge-offs (%) 1.29% 2.32% 0.20%
Nonperforming ($) $ 526 $ 552 $ 442
Nonperforming (%) 0.66% 0.67% 0.56%

Allowance By Loan Category
0.22
0.35
0.47
1.07
0.66
2.71
0.97
1.54
2.26
0.09
2.84
3.62
0.80
6.64
0.00
1.75
3.50
5.25
7.00
Commercial Commercial
RE
Construction Res 1st Lien Res 2nd Lien HELOC Total
3-Yr Avg Loss Allowance/Loans
March 31, 2009

Capital Ratios
14.83%
14.58%
13.59%
0.00%
4.00%
8.00%
12.00%
16.00%
2007 2008 Q1 2009
8.98%
7.94%
8.11%
0.00%
2.50%
5.00%
7.50%
10.00%
2007 2008 Q1 2009
Tier 1 Risked Based Capital
Tangible Common Equity to Tangible Assets
Tangible common equity: $125.3 million
March 31, 2009

23 Summary • Improving earnings metrics • Growing attractive franchise • Maintaining strong capital • Managing credit quality • Solid noninterest income